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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 27, 1996



                    INTERNATIONAL TECHNOLOGY
                          CORPORATION
     (Exact Name of Registrant as Specified in its Charter)



         Delaware                  1-09037                33-0001212
(State or Other Jurisdiction (Commission File Number)    (IRS Employer
   of Incorporation)                                   Identification No.)


     23456 Hawthorne Boulevard                        90505
        Torrance, California                        (Zip Code)
(Address of Principal Executive Offices)


 Registrant's telephone number, including area code: (310) 378-9933

                              None
 (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

  On July 2, 1996, the Registrant issued the press release attached to this report as Exhibit 20.1 and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(c)    Exhibits.

       The following exhibit is filed with this report on Form 8-K:

       Exhibit No.    Description
       ----------     -----------

       20.1           Press Release of the Registrant dated July 2, 1996.


                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERNATIONAL TECHNOLOGY
                               CORPORATION



Date:  July 3, 1996             By:

                                Anthony J. DeLuca
                                ------------------------------------
                                President and Acting Chief Executive
                                Officer

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                         EXHIBIT INDEX

Exhibit Number   Description
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20.1             Press Release of the Registrant dated July 2, 1996.




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